ROBERTSON STEPHENS MUTUAL FUNDS
The Global Low-Priced Stock Fund
Annual Report
December 31, 1997

[GRAPHIC]

Global Low-Priced

January 30, 1998
FELLOW SHAREHOLDER:

First I want to thank you for being a shareholder in the Robertson Stephens Funds. All of us here appreciate your support.

As you probably already know, 1997 was an outstanding year for most categories of equity investing with the notable exception of stocks of Asian companies.
The year also brought very high market volatility especially in shares of smaller companies, but investors who stayed the course were well rewarded. Yet as I review the timing and level of redemptions out of our fund complex and other fund complexes, I am acutely aware that many investors do not stay the course, and instead sell during market declines worrying that the market will go even lower. An important study done by an independent consulting group studying mutual fund investors over a recent ten-year period of time concluded that the average investor in equity mutual funds had given up between 1/3 to 2/3 of available returns by selling at the wrong times and reinvesting after the market
had significantly recovered.   This slippage in performance is very significant
and obviously needs to be avoided. Developing a financial plan and sticking to it are the centerpieces for achieving expected returns.

We have put some free tools in place for your convenience to help an investor stay the course or just stay up to date with fund activity. First, the portfolio managers of each fund regularly update a recorded message. These "hotline" messages are accessible for current investors through our toll free number (1-800-766-3863) and our Web site (www.rsim.com) and are updated especially during times of significant market volatility. Additionally, we also conduct monthly conference calls with our portfolio managers and provide detailed quarterly summaries on each of our equity mutual funds, all of which can also be accessed on our Web site.

Over the past few years we have introduced several funds that have the objective of global investing. In 1998 we plan to introduce a new fund - a broadly diversified large-cap international fund that is designed to be a core holding. We believe this fund will outperform the benchmark indexes through the application of an investment discipline based on Economic Value Added (EVA). This methodology focuses on studying the level of incremental returns on capital
that companies can earn with their free cash flow.   Though we have successfully
used EVA analysis for years in some of our funds, this is a little used methodology in the mutual fund industry. We believe this methodology sets us apart and that our technological advances gives our portfolio managers a significant edge in picking winning stocks. We are quite enthusiastic about this future fund offering.

At Robertson Stephens Funds we continually work on making our investment process better to achieve the goal of outstanding risk adjusted rates of return. One of the areas we focused on in 1997 and will continue to focus on in the future is the use of technologies that help us become better investors. In that regard we added several new exciting technology tools in 1997. As very significant shareholders of our own funds we look forward to achieving excellent returns with you in 1998 and beyond. We believe in the old adage of "Eating your own cooking."

If you have any questions or suggestions please drop me a note or send me an E-mail message.

Again, thank you for your support.

/s/ G. Randy Hecht

G. RANDY HECHT
President
Robertson Stephens Funds
randy_hecht@rsco.com

Information contained herein relating to the new international fund is subject to completion or amendment. A registration statement relating to the fund's securities has been filed with the Securities and Exchange Commission. The fund's securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the fund's securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A prospectus regarding the new fund is available from BancAmerica Robertson Stephens; an investor should read that prospectus carefully before investing.

FUND PHILOSOPHY

The Robertson Stephens Global Low-Priced Stock Fund seeks to achieve long-term growth of capital by investing worldwide in low-priced stocks (prices no greater than $10 per share) of companies that have future growth potential but are overlooked or underappreciated by other investors.


FUND HIGHLIGHTS


ACQUISITION
BankAmerica Corporation's acquisition of Robertson, Stephens & Company became effective October 1, 1997. The investment management activity for both organizations has been placed under the leadership of Randy Hecht, President of Robertson Stephens Investment Management (RSIM) since 1989. We believe this is a strong commitment to honor the unique culture which remains at the heart of RSIM's success, and we look forward to the ability to expand our global capabilities and resources as a result of this partnership.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  4
Portfolio Summary  5
Fund Performance - Class C Shares  6
Schedule of Investments  7
Statement of Assets and Liabilities  10
Statement of Operations  11
Statement of Changes in Net Assets  12
Financial Highlights - Class A Shares  13
Financial Highlights - Class C Shares  14
Notes to Financial Statements  15
Report of Independent Accountants  20
Administration  20

[PHOTO]

FUND MANAGER
HANNAH SULLIVAN
Portfolio Manager
The Robertson Stephens Global Low-Priced
Stock Fund

DEAR SHAREHOLDER:


The Robertson Stephens Global Low-Priced Stock Fund (Class A) returned -13.54% for the one-year period ended December 31, 1997 versus a 14.17% return for the MSCI World Index and -15.12% for the MSCI Emerging Markets Index. The Fund's Class C shares had a return of -14.93% since their inception on May 20, 1997.

Some of the bright spots in the Fund's portfolio were food retail and wholesale, forest products, energy service and manufacturing. From a sector point of view, the worst performers in the Fund during 1997 were gold mining, transportation equipment and services, construction and infrastructure, and specialty paper products. I would like to explain some of the main events that impacted the Fund this year and discuss some of our favorite investments in the Portfolio.

THE ASIAN PLAGUE
Problems began in Thailand earlier in the year, then spread throughout Southeast Asia and into Northern Asia, with stock markets plummeting along with Asian currencies. As I have discussed in previous letters, we had exposure to Indonesia, Singapore, Hong Kong and China. The stock prices of most of our Asian positions dropped more than 50% and are now trading at extremely low levels.


[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Funds
randy_hecht@rsco.com

INVESTMENT TEAM

RESEARCH
Melissa Floren
Andy Pilara
Borden Putnam III
Paul H. Stephens

SENIOR TRADER
Catherine O'Neill

TRADING
Christopher Beagle

ORPHAN VOLATILITY
And I thought they were cheap when we bought them! Since the end of September, many of the Fund's larger holdings are down 10-40%. In particular, our four largest positions: CATHAY INVESTMENT FUND (9.75%), CD RADIO, INC. (7.57%), HAIN FOOD GROUP, INC. (8.21%) and SINO FOREST CORPORATION, CLASS A (7.16%), all of which were large contributors to the Fund earlier in the year, have seen large price declines.

CATHAY INVESTMENT FUND
The Cathay Investment Fund has lost significant market value in the past few months as the Southeast Asia plague spread to Hong Kong and China. There is heavy speculation that the Hong Kong dollar will follow its neighbors and drop the peg to the U.S. dollar. In the meantime, interest rates have risen significantly in Hong Kong. Cathay continues to sell at more than a 50% discount to what we view as an unusually depressed NAV.

CD RADIO, INC.
CD Radio recently completed two offerings that will fund the building of its satellites as well as other expenses through the first quarter of 1999. We feel this is very positive news since the ability to raise this capital was the biggest operating risk in the near term. The downside is that, due to market conditions, the offering was placed at 27.5% below the stock's price in mid-October and the stock is now trading 40% below its high, thereby affecting the NAV of the Global Low Priced Stock Fund in the short-term.

HAIN FOOD GROUP, INC.
Hain Food also recently completed a secondary offering, in part to pay for an exciting new acquisition. During the fundraising process, which took longer than expected, the stock price declined by 34% from its highs.

SINO FOREST CORPORATION, CLASS A
Sino Forest, another of our larger investments, also took a big hit due to the Asian flu. The stock hit a high of C$3.90 in mid-October and has since fallen 52% to C$1.85 where it closed on January 22, 1998. By any measure we believe this stock is now very undervalued. Analysts estimate that the company will report earnings of C$0.30 for 1997 and over C$0.40 next year, not including the operations from some new joint ventures. The company's stock price has been hit because it is a Hong Kong company. However, the demand for hardwood chips in mainland China, the company's primary market, is very strong and not expected to be affected by current events in Asia.

None of the stocks we have mentioned were fully priced, even at their highs, and their volatility reflects the volatility that low-priced stock investors can face in regard to changes in economic and market conditions.

Sincerely,


/s/ M. Hannah Sullivan


M. HANNAH SULLIVAN
Portfolio Manager
January 22, 1998

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE - CLASS A SHARES


Results of a hypothetical $10,000 investment in The Robertson Stephens Global Low-Priced Stock Fund, Russell 2000(1), the MSCI World(2) and MSCI Emerging Markets Global(3) Indexes
IF INVESTED ON NOVEMBER 15, 1995(4)

[GRAPH-Plot points to come]


CUMULATIVE TOTAL RETURNS

                                                                                                                MSCI EMERGING
                                                GLOBAL LOW-PRICED        RUSSELL 2000          MSCI WORLD      MARKETS GLOBAL
FOR THE PERIOD ENDED 12/31/97                          STOCK FUND               INDEX(1)            INDEX(2)            INDEX(3)
---------------------------------------------------------------------------------------------------------------------------------

Since inception (11/15/95)(4)                                 16.90%              49.82%              33.75%             (5.56)%
---------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

                                                                                                                MSCI EMERGING
                                                GLOBAL LOW-PRICED        RUSSELL 2000          MSCI WORLD      MARKETS GLOBAL
FOR THE PERIODS ENDED 12/31/97                         STOCK FUND               INDEX(1)            INDEX(2)            INDEX(3)
---------------------------------------------------------------------------------------------------------------------------------

One year                                                    (13.54)%              22.36%              14.17%            (15.12)%
---------------------------------------------------------------------------------------------------------------------------------
Since inception (11/15/95)(4)                                  7.61%              20.91%              14.64%             (2.65)%
---------------------------------------------------------------------------------------------------------------------------------



(1) The Russell 2000 Index is a market capitalization-weighted index composed of 2,000 U.S. companies with market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(2) The Morgan Stanley Capital International ("MSCI") World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 22 developed-market countries in North America, Europe, and the Asia-Pacific region. You cannot invest in an index itself.

(3) The Morgan Stanley Capital International ("MSCI") Emerging Markets Global Index is a market capitalization-weighted index composed of companies representative of the market structure of 23 emerging market countries in Europe, Latin America, and the Pacific Basin. You cannot invest in an index itself.

     The MSCI Indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

(4)  Date that the Fund's Class A shares were first issued to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact. International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1997

[CHART]

Media  3.9%
Food Service  4.9%
Business Services  5.3%
Consumer/Specialty Retail  7.4%
Communication Services  8.3%
Manufacturing  9.0%
Energy Services  9.2%
Other & Other Liabilities Net  1.1%
Energy  14.8%
Closed-End Funds  13.5%
Food Retail/Wholesale  12.8%
Forest Products/Paper  9.8%

TOP TEN HOLDINGS

1.
CATHAY INVESTMENT FUND, LTD. (9.75%)
A closed-end fund selling on the Hong Kong exchange. Invests in unlisted Chinese operating companies.

2.
HAIN FOOD GROUP, INC. (8.21%)
Markets specialty food products, including natural, medically directed, and kosher foods.

3.
CD RADIO, INC. (7.57%)
Holds one of two FCC national satellite radio broadcast licenses. The company is building a satellite-to-car 50 channel radio system for the broadcast of music and other programming to motorists throughout the United States.

4.
SINO-FOREST CORPORATION, CLASS A (7.16%)
A Hong Kong-based timberlands company with interests in southern China covering 600,000 hectares of hardwood plantations.

5.
COMPUTALOG, LTD. (5.92%)
Offers oil and gas services to companies in Canada, the United States, and Venezuela.

6.
HOME SECURITY INTERNATIONAL, INC. (5.03%)
Sells, installs and services residential security alarm systems under the name `SecurityGuard' through a distribution network in Australia, New Zealand, North America, Europe and South Africa.

7.
NEW WORLD COFFEE, INC. (4.89%)
Sells roasted coffee beans, coffee beverages and light food items through 30 owned and operated espresso bars in New York, New Jersey and Pennsylvania.

8.
AUTHENTIC SPECIALTY FOODS, INC. (4.57%)
Provides a variety of Mexican food products under the brand names `Calidad' and `La Victoria' marketed to consumers primarily in southwestern and western regions of the United States.

9.
MOBILE MINI, INC. (4.55%)
Manufactures, sells, and leases portable steel storage containers, and telecommunications shelters in the United States.

10.
HALLMARK TECHNOLOGIES, INC. (4.45%)
Engineers, designs and manufactures customized steel molds employed in the injection molding of precision components, primarily for use within the automotive industry.

FUND PERFORMANCE - CLASS C SHARES



Results of a hypothetical $10,000 investment in The Robertson Stephens Global Low-Priced Stock Fund, Russell 2000(1), the MSCI World(2) and MSCI Emerging Markets Global(3) Indexes
IF INVESTED ON MAY 20, 1997(4)

[GRAPH-Plot points to come]


Cumulative Total Returns
                                                                                                                MSCI EMERGING
                              GLOBAL LOW-PRICED    GLOBAL LOW-PRICED      RUSSELL 2000          MSCI WORLD      MARKETS GLOBAL
FOR THE PERIOD ENDED 12/31/97        STOCK FUND           STOCK FUND(5)          INDEX(1)            INDEX(2)            INDEX(3)
---------------------------------------------------------------------------------------------------------------------------------

Since inception (5/20/97)(4)            (14.07)%              (14.93)%            19.80%               3.74%            (21.51)%
---------------------------------------------------------------------------------------------------------------------------------


(1) The Russell 2000 Index is a market capitalization-weighted index composed of 2,000 U.S. companies with market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(2) The Morgan Stanley Capital International ("MSCI") World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 22 developed-market countries in North America, Europe, and the Asia-Pacific region. You cannot invest in an index itself.

(3) The Morgan Stanley Capital International ("MSCI") Emerging Markets Global Index is a market capitalization-weighted index composed of companies representative of the market structure of 23 emerging market countries in Europe, Latin America, and the Pacific Basin. You cannot invest in an index itself.

     The MSCI Indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

(4)  Date that the Fund's Class C shares were first issued to the public.

(5) Reflects the 1% contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security.

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1997                                                 FOREIGN CURRENCY(2)              SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 5.3%
Enterprise Solutions Asia Pacific, Ltd.(1)                                        AUD              40,000          $    6,776
Home Security International, Inc.(1)                                                               60,000             675,000
U-Ship, Inc.(1)                                                                                    55,800              10,462
U-Ship, Inc., 144A(1)(5)                                                                           80,856              15,161
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      707,399
-----------------------------------------------------------------------------------------------------------------------------
CLOSED-END FUNDS - 13.5%
Cathay Investment Fund, Ltd.                                                      HKD           1,200,000           1,308,641
Romanian Growth Fund, Ltd.(1)                                                                      30,686             187,952
Romanian Investment Fund, Ltd.(1)                                                                     400             320,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,816,593
-----------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS SERVICES - 8.3%
CD Radio, Inc.(1)                                                                                  60,000           1,016,250
Techniche, Ltd.(1)                                                                AUD              34,500              25,176
Telecard, Ltd.(1)                                                                 PKR              95,500              76,498
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,117,924
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.5%
InfoNow Corporation, 144A(1)(5)                                                                   179,986              62,095
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       62,095
-----------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 1.6%
L&M Group Investments, Ltd., Class A                                              SGD              65,500              21,756
Overseas & General, Ltd.(1)                                                       AUD             678,751              34,274
PT Van Der Horst, Ltd., Foreign(6)                                                IDR             285,715              11,688
Van Der Horst, Ltd.                                                               SGD             100,000              38,256
Vietnam Industrial Investments, Ltd.(1)                                           AUD           1,521,301             109,032
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      215,006
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS - 1.6%
Wuxi Little Swan Company, Ltd., Class B(1)                                        HKD             200,000             208,040
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      208,040
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 1.0%
AER Energy Resources, Inc.(1)                                                                     125,000             140,625
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      140,625
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 14.8%
Black Sea Energy, Ltd., 144A(1)(5)                                                CAD             128,498             169,700
Black Sea Energy, Ltd., Restricted(1)(3)(7)                                       CAD              76,288              82,319
Calahoo Petroleum, Ltd.(1)                                                        CAD             464,600             272,693
Canadian Conquest Exploration, Inc.(1)                                            CAD             295,100             216,508
Eurogas Corporation(1)                                                            CAD             170,075             196,083
Highridge Exploration, Ltd.(1)                                                    CAD              70,000             195,647
Olympia Energy, Inc., Class A(1)                                                  CAD             501,500             175,209
Paragon Petroleum Corporation(1)                                                  CAD              90,000             238,969
Place Resources Corporation(1)                                                    CAD             294,200             435,806
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,982,934
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 1997                                                 FOREIGN CURRENCY(2)              SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 9.2%
-----------------------------------------------------------------------------------------------------------------------------
Bonus Resources Services Corporation(1)                                           CAD              15,000        $     61,838
Computalog, Ltd.(1)                                                               CAD              47,400             794,885
Norton Drilling Services, Inc.(1)                                                                 180,000             376,875
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,233,598
-----------------------------------------------------------------------------------------------------------------------------
FOOD RETAIL/WHOLESALE - 12.8%
Authentic Specialty Foods, Inc.(1)                                                                 45,000             613,125
Hain Food Group, Inc.(1)                                                                          120,000           1,102,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,715,625
-----------------------------------------------------------------------------------------------------------------------------
FOOD SERVICE - 4.9%
New World Coffee, Inc.(1)                                                                         168,000             315,000
New World Coffee, Inc., 144A(1)(5)                                                                182,000             341,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      656,250
-----------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS - 7.2%
Sino-Forest Corporation, Class A, 144A(1)(5)                                       CAD             550,000             960,766
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      960,766
-----------------------------------------------------------------------------------------------------------------------------
GOLD MINING - 1.6%
Etruscan Resources, Ltd.(1)                                                       CAD              49,800             138,841
General Gold Resources, NL                                                        AUD                  50                   3
Ghana Gold Mines, Ltd.(1)                                                         CAD              67,500              58,956
Solomon Resources, Ltd.(1)                                                        CAD              75,000              17,294
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      215,094
-----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 9.0%
Hallmark Technologies, Inc.(1)                                                    CAD              68,600             596,772
Mobile Mini, Inc.(1)                                                                              105,000             610,312
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,207,084
-----------------------------------------------------------------------------------------------------------------------------
MEDIA - 3.9%
Metromedia International Group, Inc.(1)                                                            55,000             522,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      522,500
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES - 1.7%
In Home Health, Inc.(1)                                                                           250,000             234,375
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      234,375
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY PAPER - 2.6%
Climax International Company                                                      HKD           3,500,000             352,326
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      352,326
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 5.8%
Dress Barn, Inc.(1)                                                                                10,000             283,750
One Price Clothing Stores, Inc.(1)                                                                 18,500              27,750
Paul Harris Stores, Inc.(1)                                                                        15,000             150,937
Sirena Apparel Group, Inc.(1)                                                                      80,000             320,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      782,437
-----------------------------------------------------------------------------------------------------------------------------
TEXTILES - 0.3%
PT Apac Centertex Corporation, Foreign(6)                                         IDR             962,000              34,982
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       34,982
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


DECEMBER 31, 1997                                                 FOREIGN CURRENCY(2)              SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION EQUIPMENT AND SERVICES - 2.0%
China Yuchai International, Ltd.                                                                  100,000        $    275,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      275,000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 107.6% (Cost $14,630,823)                                                                     14,440,653
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
WARRANTS
-----------------------------------------------------------------------------------------------------------------------------
Brazilian Resources, Inc., 1/2 Warrants, Strike CAD 0.50, Expire
  3/4/99(1)(3)(4)                                                                 CAD              45,914               3,346
Etruscan Resources, Ltd., Warrants, Strike CAD 7.50, Expire
  4/21/98(1)(3)(4)                                                                CAD              24,800                 119
Help At Home, Inc., Warrants, Strike $6.00, Expire 12/5/00(1)(4)                                  325,000             132,031
InfoNow Corporation, 1/2 Warrants, Strike $1.40, Expire
  5/20/98(1)(3)(4)                                                                                214,286              32,809
NDU Resources, Ltd., 1/2 Warrants, Strike CAD 2.31, Expire
  5/17/98(1)(3)(4)                                                                CAD              75,000               5,316
PT Apac Centertex Corporation, Warrants, Strike IDR 1,000,
  Expire 7/14/01(1)(4)                                                            IDR             150,000                 627
Solomon Resources, Ltd., 1/2 Warrants, Strike CAD 1.05,
  Expire 1/3/98(1)(3)(4)                                                          CAD              75,000                   -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 1.3% (Cost $715,387)                                                                                 174,248
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 108.9% (Cost $15,346,210)                                                                      14,614,901
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (8.9%)                                                                                    (1,193,022)
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                        $ 13,421,879
-----------------------------------------------------------------------------------------------------------------------------


(1)  Non-income producing security.
(2) Foreign-denominated security: AUD - Australian Dollar; CAD - Canadian Dollar; HKD - Hong Kong Dollar; IDR - Indonesian Rupiah;
     PKR - Pakistan Rupee; SGD - Singapore Dollar.
(3)  Fair-value security.  See 1.a. in Notes to Financial Statements.
(4)  See 4.d. in Notes to Financial Statements.
(5) These securities may be resold in transactions exempt from registration, under Rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.
(6)  Shares registered for foreign investors.
(7)  Restricted Security. See 4.c. in Notes to Financial Statements.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $15,346,210)                                                                        $ 14,614,901
Receivable for investments sold                                                                                       583,492
Organizational cost                                                                                                    11,873
Dividends receivable                                                                                                   11,513
Receivable for fund shares subscribed                                                                                   7,719
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                       15,229,498

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable for fund shares redeemed                                                                                      993,342
Payable to custodian bank                                                                                             704,736
Accrued expenses                                                                                                      109,406
Payable to adviser                                                                                                        135
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                   1,807,619

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                   13,421,879
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                    14,939,199
Accumulated net realized loss from investments                                                                       (757,392)
Net unrealized depreciation on investments                                                                           (759,928)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                 $ 13,421,879
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Pricing of Shares:
Net Asset Value, offering and redemption price per share - Class A Shares                                        $      11.17
     (Net assets of $ 13,370,575 applicable to 1,197,410 shares of beneficial interest with no par value)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share - Class C Shares                                        $      11.04
     (Net assets of $ 51,304 applicable to 4,646 shares of
     beneficial interest with no par value)(1)
-----------------------------------------------------------------------------------------------------------------------------



(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                          $   134,129
Dividends                                                                                                              74,271
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                               208,400

-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                              268,296
Custodian fees                                                                                                         95,238
Transfer agent fees                                                                                                    68,804
Administrative services fees                                                                                           67,074
Distribution fees - Class A shares                                                                                     66,988
Professional fees                                                                                                      53,177
Registration and filing fees                                                                                           38,283
Trustees' fees and expenses                                                                                            22,265
Shareholder reports                                                                                                     9,500
Organization expense                                                                                                    3,840
Interest expense                                                                                                        3,085
Insurance                                                                                                                 407
Distribution fees - Class C shares                                                                                        259
Shareholder servicing fees - Class C shares                                                                                86
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                        697,302
Less: Expense waiver by adviser                                                                                      (173,776)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                                                   523,526

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                  (315,126)
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                                     (975,079)
Net change in unrealized depreciation on investments                                                               (1,652,806)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS AND UNREALIZED DEPRECIATION ON INVESTMENTS                                                 (2,627,885)

-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $(2,943,011)
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                 FOR THE              FOR THE
                                                                                               YEAR ENDED          YEAR ENDED
                                                                                        DECEMBER 31, 1997   DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                          $   (315,126)       $   (131,605)
Net realized (loss)/gain on investments                                                          (975,079)            349,292
Net change in unrealized (depreciation)/appreciation on investments                            (1,652,806)            872,069
-----------------------------------------------------------------------------------------------------------------------------
NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                (2,943,011)          1,089,756

-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                                  -              (2,077)
Net investment income - Class C Shares(1)                                                               -                   -
Realized gain on investments - Class A Shares                                                    (777,468)                  -
Realized gain on investments - Class C Shares(1)                                                   (2,993)                  -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                              (780,461)             (2,077)

-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net (decrease)/increase in net assets resulting from capital share transactions               (14,295,330)         28,709,614
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL (DECREASE)/INCREASE IN NET ASSETS                                                       (18,018,802)         29,797,293
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                            31,440,681           1,643,388
End of period                                                                                $ 13,421,879        $ 31,440,681
-----------------------------------------------------------------------------------------------------------------------------

(1)  Class C shares were first issued on May 20, 1997.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS A SHARES

                                                                              FOR THE             FOR THE             FOR THE
FOR A SHARE OUTSTANDING                                                    YEAR ENDED          YEAR ENDED        PERIOD ENDED
THROUGHOUT EACH PERIOD:                                                     12/ 31/97            12/31/96      12/31/95(1)(3)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      13.52        $      10.45        $      10.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Net investment (loss)/income                                                   (0.16)              (0.09)                0.03
Net realized (loss)/gain and unrealized
     (depreciation)/appreciation on investments                                (1.63)                3.17                0.42
----------------------------------------------------------------------------------------------------------------------------------
Net (Decrease)/Increase in Net Assets Resulting From Operations                (1.79)                3.08                0.45

----------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                            -              (0.01)                   -
Distributions from realized gain on investments                                (0.56)                   -                   -
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $      11.17        $      13.52        $      10.45

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 (13.54)%              29.39%               4.50%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                         $     13,371        $     31,441        $      1,643
Ratio of Expenses to Average Net Assets                                         1.95%               1.94%(2)            1.91%(2)
Ratio of Net Investment (Loss)/Income to Average Net Assets                   (1.17)%             (0.67)%(2)            2.06%(2)
Portfolio Turnover Rate                                                           65%                 66%                  0%
Average Commission Rate Paid(4)                                          $     0.0096        $     0.0134                   -
----------------------------------------------------------------------------------------------------------------------------------

(1)  Class A Shares were first issued on November 15, 1995.

(2) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser for the year ended December 31, 1997, for the year ended December 31, 1996, and for the period from November 15, 1995 (Commencement of Operations) to December 31, 1995, total return would have been (14.70)%, 28.43%, and 4.10%, respectively, the ratio of expenses to average net assets would have been 2.60%, 3.14%, and 9.04%, respectively, and the ratio of net investment loss to average net assets would have been (1.82)%, (1.87)%, and (5.07)%, respectively.

(3) Ratios, except for total return and portfolio turnover rate, have been annualized.

(4) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

     Per-share data with respect to Class A shares for each period has been determined by using the average number of Class A shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the periods.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS C SHARES

                                                                                                                      FOR THE
FOR A SHARE OUTSTANDING                                                                                          PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                                               12/31/97(1)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                             $     13.45
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                                    (0.16)
Net realized loss and net change in unrealized depreciation on investments                                             (1.69)
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting From Operations                                                                   (1.85)

---------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                                                   -
Distributions from realized gain on investments                                                                        (0.56)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                   $     11.04
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                          (14.07)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                                                                 $        51
Ratio of Expenses to Average Net Assets                                                                                 2.45%(2)
Ratio of Net Investment Loss to Average Net Assets                                                                     (1.95)%(2)
Portfolio Turnover Rate                                                                                                   65%
Average Commission Rate Paid(3)                                                                                  $    0.0096
---------------------------------------------------------------------------------------------------------------------------------


(1)  Class C shares were first issued on May 20, 1997.

(2) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser for the period from May 20, 1997 (Commencement of Operations) through December 31, 1997, total return would have been (14.46)%, the ratio of expenses to average net assets would have been 3.10%, and the ratio of net investment loss to average net assets would have been (2.60)%.

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

     Ratios, except for total return and portfolio turnover rate, have been annualized. Total returns do not include the 1% contingent deferred sales charge.

     Per-share data with respect to Class C shares for the period has been determined by using the average number of Class C shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the period.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS


The Robertson Stephens Global Low-Priced Stock Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 15, 1995. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Board of Trustees declares separate distributions on each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first issued by the Fund on May 20, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1997, 99.2% of the Fund's positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At December 31, 1997, approximately 0.8% of the Fund's positions were valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies concentrated within a number of industries involving energy/energy services, specialty retail and closed-end funds. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investments securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued and recorded daily.

g. EXPENSES:

Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot de directly attributed to a specific fund are apportioned between the funds in the Trust.

h. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

i. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate applicable to each class.

j. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k. TEMPORARY BORROWINGS:

The Fund and several affiliated funds share in a $15 million, uncommitted revolving credit and/or overdraft protection facility from the Fund's custodian bank for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its total assets under the agreement.


NOTE 2   CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A for the year ended December 31, 1997, and for the year ended December 31, 1996, and for Class C shares for the period from May 20, 1997

(Commencement of Operations), to December 31, 1997, were as follows:

Class A

1/1/97 - 12/31/97                                   SHARES           AMOUNT
---------------------------------------------------------------------------
Shares sold                                      2,307,991     $ 32,417,540
Shares reinvested                                   61,625          740,738
---------------------------------------------------------------------------
                                                 2,369,616       33,158,278

---------------------------------------------------------------------------
Shares redeemed                                 (3,498,003)     (47,519,821)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Net decrease                                    (1,128,387)    $(14,361,543)
---------------------------------------------------------------------------

1/1/96 - 12/31/96                                   SHARES           AMOUNT
---------------------------------------------------------------------------
Shares sold                                      4,496,553     $ 59,273,573
Shares reinvested                                      150            2,030
---------------------------------------------------------------------------
                                                 4,496,703       59,275,603

---------------------------------------------------------------------------
Shares redeemed                                 (2,328,173)     (30,565,989)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Net increase                                     2,168,530     $ 28,709,614
---------------------------------------------------------------------------

Class C

5/20/97* - 12/31/97                                 SHARES           AMOUNT
---------------------------------------------------------------------------
Shares sold                                          5,684     $     78,089
Shares reinvested                                      251            2,992
---------------------------------------------------------------------------
                                                     5,935           81,081

---------------------------------------------------------------------------
Shares redeemed                                     (1,289)         (14,868)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Net increase                                         4,646     $     66,213
---------------------------------------------------------------------------


*Class C shares were first issued on May 20, 1997.



NOTE 3    TRANSACTIONS WITH AFFILIATES:

a.   ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually (beginning in 2000) by the Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P.

("RSIM, L.P."), an investment advisory fee and an administrative services fee calculated at an annual rate of 1.00% and 0.25%, respectively, of the average daily net assets of the Fund. For the year ended December 31, 1997, the Fund incurred investment advisory fees and administrative fees of $268,296 and $67,074 respectively. RSIM, L.P. voluntarily agreed to waive any annual operating expenses, excluding the expense differential between Class A and Class C, of the Fund's Class A and Class C shares exceeding an annual expense ratio of 1.95%. For the year ended December 31, 1997, and for the period from May 20, 1997 (Commencement of Operations), through December 31, 1997, RSIM, L.P. agreed to waive fees and other expenses of $119,776 for Class A shares and $224 for Class C shares, respectively.

RSIM, L.P. may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM, L.P. from the Fund during the year ended December 31, 1997.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Trust who are interested persons of the Trust receive no compensation from the Trust. Trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,265 for the year ended December 31, 1997.

c. DISTRIBUTION FEES:

For the period from January 1, 1997, through September 30, 1997, the Fund entered into agreements with Robertson, Stephens & Company LLC ("RS&Co.") for distribution services with respect to its Class A and Class C shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS&Co. was compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributed to each class of shares, although the Class C Plan contemplates payments at a rate of up to 1% of the Fund's average net assets attributable to Class C shares. For the period from January 1, 1997, through September 30, 1997, for Class A, and for the period from May 20, 1997 (Commencement of Operations), through September 30, 1997, for Class C, the Fund paid distribution fees of $53,776 and $138, respectively, to RS&Co. For this same period, RS&Co. agreed to waive distribution fees for Class A of $53,776.
On October 1, 1997, BankAmerica Corporation ("BAC") became the owner of the entire beneficial interest in RSIM, L.P. (See note 5.a. in Notes to the Financial Statements). As part of that acquisition, BAC also became the owner of the entire beneficial interest in RSIM's affiliate, BancAmerica Robertson Stephens (formerly Robertson Stephens & Company LLC). Pursuant to certain laws and regulations that apply to bank holding companies and their affiliates, a bank holding company-affiliated broker-dealer may not serve as the distributor or principal underwriter of mutual funds. Commencing October 1, 1997, Edgewood Services, Inc., a non-affiliate, has been designated the Fund's new distributor.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to BancAmerica Robertson Stephens ("BARS") at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with BARS to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from BARS at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record. For the period from May 20, 1997 (Commencement of Operations) through December 31, 1997, for Class C shares, the Fund incurred shareholder servicing fees of $86.

e. BROKERAGE COMMISSIONS:

RSIM, L.P. may direct orders for investment transactions to BARS as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of BARS to provide competitive prices and commission rates. All investment transactions in which BARS acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which BARS has been retained by the issuer. For the year ended December 31, 1997, the Fund paid brokerage commissions of $1,520 to BARS, which represented 1.7% of total commissions paid during the year.

NOTE 4    INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At December 31, 1997, the cost of investments for federal income tax purposes was $15,346,210. Accumulated net unrealized depreciation on investments, excluding the foreign currency fluctuation associated with other assets and liabilities, was $731,309, consisting of gross unrealized appreciation and depreciation of $3,930,163 and $4,661,472, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1997, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $15,368,578 and $23,230,826, respectively.

c. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At December 31, 1997, the Fund held restricted securities with an aggregate value of $82,319, which represented 0.6% of the Fund's net assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.

                                                           SHARES                COST               VALUE         ACQUISITION
SECURITY                                                    (000)               (000)               (000)                DATE
-----------------------------------------------------------------------------------------------------------------------------

Black Sea Energy, Ltd.                                         76                 $92                 $82             1/03/97
-----------------------------------------------------------------------------------------------------------------------------


d. OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period. Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

e. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

NOTE 5  ACQUISITION:

On October 1, 1997, BankAmerica Corporation completed its acquisition of Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. Pursuant to that acquisition, BankAmerica Corporation became the owner of the entire beneficial interest in RSIM, L.P.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Robertson Stephens Global Low-Priced Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Global Low-Priced Stock Fund (the "Fund") at December 31, 1997, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1998


ADMINISTRATION

OFFICERS AND TRUSTEES
Andrew P. Pilara, Jr., Trustee
     President

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach
     Associates, Inc.

John W. Glynn, Jr., Trustee
     Principal and Chairman of
     Glynn Capital Management

James K. Peterson, Trustee
     Former Director of the IBM
     Retirement Funds

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Global Low-Priced Stock Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 13, 1998

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek


ROBERTSON STEPHENS MUTUAL FUNDS

The Robertson Stephens Mutual Funds

VALUE

THE PARTNERS FUND
A SMALL-CAP FUND USING A
CASH FLOW VALUE METHODOLOGY
Managed by Andrew Pilara.

GROWTH & INCOME

THE GROWTH & INCOME FUND
SEEKING GROWTH WHILE
ATTEMPTING TO MODERATE RISK
Managed by John Wallace.

GROWTH

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND
MID-CAP COMPANIES
Managed by John Wallace
and John Seabern.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S
MOST DYNAMIC, GROWTH-
ORIENTED COMPANIES
Managed by Jim Callinan.

THE INFORMATION AGE FUND-TM-
TARGETING INVESTMENTS IN THE
INFORMATION TECHNOLOGY SECTOR
Managed by Ron Elijah
and Rod Berry.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET
CAPS OF LESS THAN $250 MILLION
Managed by Dave Evans
and Rainerio Reyes.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE
LONG-TERM INVESTOR
Managed by Ron Elijah.

GLOBAL

THE CONTRARIAN FUND-TM-
A GLOBAL HEDGE FUND
Managed by Paul Stephens.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED
COMPANIES
Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON HARD
ASSET COMPANIES
Managed by Andrew Pilara.

THE GLOBAL VALUE FUND
SEEKING UNDERVALUED
INVESTMENTS WORLDWIDE
Managed by Andrew Pilara.

INTERNATIONAL

THE DEVELOPING COUNTRIES FUND
LOOKING FOR GROWING COMPANIES
IN EMERGING MARKETS
Managed by Michael Hoffman.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.



Mutual fund shares are not insured by the FDIC or any other governmental entity; are not deposits or other obligations of, or guaranteed by Bank of America or any of its affiliates; and are subject to investment risks, including possible loss of the principal amount invested.

ROBERTSON STEPHENS FUNDS

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


Fund News & Information

ROBERTSON STEPHENS INVESTOR SERVICES

- Knowledgeable mutual fund representatives.

- Automated access to daily net asset values.

- Portfolio Manager Hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

funds@rsco.com


ROBERTSON STEPHENS
ON THE WEB

http://www.rsim.com


ROBERTSON STEPHENS
ACCOUNTLINK

- Automated account information, 24 hours a day.

l-800-624-8025


FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as LowPrc under the heading Robertson Stephens. Its computer quotation symbol is RSLPX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.